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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 1, 2006

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                    SERVICES ACQUISITION CORP. INTERNATIONAL
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      001-32552                20-2122262
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)       (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                     401 EAST LAS OLAS BOULEVARD, SUITE 1140
                         FORT LAUDERDALE, FLORIDA 33301
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 713-1165

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

         Services Acquisition Corp. International ("SACI" or the "Company") is
filing this Amendment No. 1 to its Current Report on Form 8-K, as filed with the
Securities and Exchange Commission on August 3, 2006 (the "Form 8-K"), for the
purpose of clarifying that SACI has received executed copies of the amendments relating to the previously announced securities purchase agreements and filing dated exhibits to the Form 8-K.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         SACI hereby amends Item 1.01 of the Form 8-K by deleting the second paragraph under Item 1.01 in the Form 8-K in its entirety and replacing it with the following:

         "In addition, on August 2, 2006, SACI entered into amendments to the previously announced Securities Purchase Agreements dated as of March 10, 2006 and March 15, 2006, respectively. The Securities Purchase Agreements were amended such that the date by which the purchasers thereunder may terminate the agreements was extended until September 15, 2006. SACI has received copies of such amendments executed by all purchasers required to effect such amendments."

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         SACI hereby amends Item 9.01 of the Form 8-K by (i) deleting the exhibit list set forth therein in its entirety and replacing it with the following, and (ii) replacing Exhibits 10.1, 10.2 and 10.3 thereof with the exhibits attached to this Form 8-K/A:

"(c)     Exhibit.

         10.1     Amendment, dated August 2, 2006, among Jamba Juice Company,
                  JJC Acquisition Company and SACI to the Agreement.

         10.2     Form of amendment, dated August 2, 2006, to the Securities
                  Purchase Agreement dated March 10, 2006.

         10.3     Form of amendment, dated August 2, 2006, to the Securities
                  Purchase Agreement dated March 15, 2006.

         99.1     Press Release dated August 3, 2006."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SERVICES ACQUISITION CORP.
                                                   INTERNATIONAL
Dated: August 31, 2006

                                                   /s/ Steven R. Berrard
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                                                   Steven R. Berrard
                                                   Chief Executive Officer